Exhibit 99.1

National Commerce Corporation Announces First Quarter 2015 Earnings

BIRMINGHAM, AL (April 28, 2015) (GLOBE NEWSWIRE)—National Commerce Corporation (NASDAQ: NCOM) (the “Company”) today reported first quarter 2015 net income to common shareholders of $1.9 million, compared with $1.0 million for the first quarter of 2014. Diluted net earnings per share were $0.25 for the first quarter of 2015, compared with $0.18 for the first quarter of 2014, representing a 36% increase.

“We are pleased with our start to the year,” said John H. Holcomb, III, Chairman and CEO of the Company. “We accomplished several important tasks during the quarter, including the successful conversion of United Legacy Bank to our core operating system and the Company’s initial public offering. While our first quarter performance is on schedule, our team knows that we have a lot of work ahead of us to continue to achieve our goals.”

Highlights from the first quarter of 2015 include:

•	Net Interest Margin (tax-effected) of 4.25%, compared with 3.14% for the first quarter of 2014.

•	Return on Average Assets of 0.67%, compared with 0.56% for the first quarter of 2014.

•	Return on Average Tangible Common Equity of 7.15%, compared with 4.72% for the first quarter of 2014.

•	First quarter 2015 loan growth (excluding mortgage loans held for sale) of $32.0 million, representing a 14.6% annualized growth rate. Excluding factoring receivables, loans grew $45.1 million, representing a 22.7% annualized growth rate.

•	First quarter 2015 deposit growth of $29.2 million, representing a 12.2% annualized growth rate. Note that, due to the December 15, 2014 acquisition of United Group Banking Company of Florida, Inc., comparisons of average loan and deposit growth are less meaningful.

•	$55.7 million in mortgage production, compared with $41.3 million for the first quarter of 2014.

•	$175 million in purchased volume in the factoring division. Note that, because the Company entered the factoring business in the third quarter of 2014, no comparable figure is available for the first quarter of 2014.

•	Reduction in non-acquired non-performing assets to $2.3 million from $3.3 million at December 31, 2014 and $4.2 million at March 31, 2014.

•	Annualized net charge-offs of 0.20%, compared to (0.03%) in net recoveries for the first quarter of 2014.

•	Ending tangible book value per share of $14.98.

•	Ending book value per share of $18.24.

•	The successful completion of the system conversion at United Legacy Bank, a division of National Bank of Commerce, in March of 2015.

•	The successful completion of the Company’s initial public offering in March of 2015.

“I am pleased with the Company’s momentum, and I look forward to the remainder of the year,” continued Holcomb. “We have added several new owners to our Company, and we will strive to perform and grow long-term value for all of our fellow shareowners.”

The Company will host a live audio webcast conference call beginning at 9:30 a.m. Eastern Time on April 29, 2015 to discuss first quarter 2015 results. Investors may call in (toll free) by dialing (855) 871-0559 (conference ID 32484825). A replay of the call will be available for 30 days and can be accessed by dialing (855) 859-2056 or (404) 537-3406 (conference ID 32484825).

The live webcast can also be accessed at www.nationalbankofcommerce.com/investor-relations.htm. A replay of the webcast will be available on the Company’s website for 30 days. A copy of this press release is available on the Company’s website.

Use of Non-GAAP Financial Measures

Some of the financial measures presented in this press release and included in the accompanying unaudited financial statements are not measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include tangible common equity, return on average tangible common equity, tangible book value per share, efficiency ratio and operating efficiency ratio. Our management uses the non-GAAP financial measures set forth below in its analysis of the Company’s performance.

•	“Tangible common equity” is total shareholders’ equity less goodwill, other intangible assets and minority interest not included in intangible assets.

•	“Average tangible common equity” is defined as the average of our tangible common equity for the applicable period.

•	“Return on average tangible common equity,” or ROATCE, is defined as net income available to common shareholders divided by average tangible common equity.

•	“Tangible book value per share” is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period-to-period in book value per share exclusive of changes in intangible assets.

•	“Efficiency ratio” is defined as noninterest expense divided by our operating revenue (which is equal to net interest income plus noninterest income) excluding one-time gains and losses on sales of securities. This measure is important to investors looking for a measure of efficiency in our productivity measured by the amount of revenue generated for each dollar spent.

•	“Operating efficiency ratio” is defined as noninterest expense divided by our operating revenue, excluding one-time gains and losses on sales of securities and one-time gains and expenses related to merger and acquisition-related activities. This measure is important to investors looking for a measure of efficiency in our productivity measured by the amount of revenue generated for each dollar spent.

We believe that these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. These non-GAAP financial measures exclude various items detailed in the attached “Non-GAAP Reconciliation.”

About National Commerce Corporation

National Commerce Corporation (“NCC”) is a bank holding company headquartered in Birmingham, Alabama. Through its subsidiary bank, National Bank of Commerce, NCC provides a broad array of financial services to businesses, business owners and professionals through eight full-service banking offices in Alabama and seven full-service banking offices in Central Florida. The company also owns a majority stake in a transaction-based finance company headquartered in Decatur, Alabama that provides factoring, invoicing, collection and accounts receivable management services to transportation companies and automotive parts and service providers nationwide.

NCC files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.nationalbankofcommerce.com. More information about NCC may be obtained at www.nationalbankofcommerce.com.

Forward-Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of NCC’s plans, objectives and expectations or those of its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in NCC’s Annual Report on Form 10-K for the year ended December 31, 2014 and described in any subsequent reports that NCC has filed with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. You should not rely upon forward-looking statements as predictions of future events. NCC undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In that respect, NCC cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Contact:

National Commerce Corporation

Will Matthews

Vice Chairman and Chief Financial Officer

(205) 313-8122

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	For the Three Months Ended
	March 31, 2015	March 31, 2014	Percentage Change
Earnings Summary
Interest income	$12,193	$6,208	96.41%
Interest expense	1,027	659	55.84
Net interest income	11,166	5,549	101.23
Provision for loan losses	161	—	NM
Gain (loss) on sale of securities	—	—	—
Other noninterest income (1)	1,764	967	82.42
Merger related expenses	32	8	300.00
Other noninterest expense (2)	9,258	4,873	89.99
Income before income taxes	3,479	1,635	112.78
Income tax expense	1,092	592	84.46
Net income before minority interest	2,387	1,043	128.86
Net income attributable to minority interest	466	—	NM
Net income to common shareholders	$1,921	$1,043	84.18%
Weighted average common and diluted shares outstanding
Basic	7,701,663	5,730,780
Diluted	7,801,577	5,775,800
Net earnings per common share (3)
Basic	$0.25	$0.18	37.05%
Diluted	$0.25	$0.18	36.36%

Selected Performance Ratios	March 31, 2015	March 31, 2014
Return on average assets (ROAA) (4)	0.67%	0.56%
Return on average equity (ROAE)	5.58	4.72
Return on average tangible common equity (ROATCE)	7.15	4.72
Net interest margin (NIM)	4.24	3.13
Efficiency ratio	71.85	74.91
Operating efficiency ratio (2)	71.60	74.79
Noninterest income / average assets (annualized)	0.62	0.52
Noninterest expense / average assets (annualized)	3.24	2.64
Yield on loans	5.26	4.19
Cost of total deposits	0.38%	0.35%

Factoring Metrics	March 31, 2015	March 31, 2014
Recourse purchased volume	$84,725	N/A
Non-recourse purchased volume	90,402	N/A
Total purchased volume	$175,127	N/A
Average turn (days)	41.57	N/A
Net charge-offs / total purchased volume	0.37%	N/A
Average discount rate	1.65%	N/A

Mortgage Metrics	March 31, 2015	March 31, 2014
Total production ($)	$55,731	$41,286
Refinance (%)	26.92%	17.18%
Purchases (%)	73.08%	82.82%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

Balance Sheet Highlights	March 31, 2015	As of December 31, 2014	Percentage Change
Cash and cash equivalents	$149,907	$123,435	21.45%
Total securities	37,631	34,932	7.73
Mortgage loans held for sale	13,804	9,329	47.97
Acquired purchased credit impaired loans	8,852	9,077	(2.48)
Acquired non-purchased credit impaired loans	138,040	143,981	(4.13)
Nonacquired loans held for investment (5)	704,307	653,063	7.85
CBI loans (factoring receivables)	69,541	82,600	(15.81)
Total gross loans held for investment	920,740	888,721	3.60
Total intangibles	30,560	30,591	(0.10)
Total assets	1,206,667	1,138,426	5.99
Total deposits	1,000,217	971,060	3.00
Borrowings	22,000	22,000	—
Total liabilities	1,034,495	1,002,265	3.22
Minority interest	7,166	7,239	(1.01)
Common stock	94	75	25.33
Total shareholders’ equity	172,172	136,161	26.45
Tangible common equity	$141,380	$105,265	34.31
End of period common shares outstanding	9,438,541	7,541,541	25.15%

	As of / For the Three Months Ended
Asset Quality Analysis	March 31, 2015	December 31, 2014	March 31, 2014
Nonacquired
Nonaccrual loans	$618	$2,276	$3,317
Other real estate and repossesed assets	1,494	823	845
Loans past due 90 days or more and still accruing	168	217	—
Total nonacquired nonperforming assets	$2,280	$3,316	$4,162
Acquired
Nonaccrual loans	$2,576	$2,589	$—
Other real estate and repossesed assets	542	557	—
Loans past due 90 days or more and still accruing	—	80	—
Total acquired nonperforming assets	$3,118	$3,226	$—
Selected asset quality ratios
Nonperforming assets / Assets	0.45%	0.57%	0.55%
Nonperforming assets / Loans + OREO + repossessed assets	0.59	0.74	0.75
Net charge-offs (recoveries) to average loans (annualized)	0.20	0.02	(0.03)
Allowance for loan losses to total loans	1.03	1.10	1.64
Nonacquired nonperforming assets / Nonacquired loans + nonacquired OREO + nonacquired repossessed assets	0.32	0.51	0.75
Allowance for loan losses to nonacquired nonperforming loans	1,211.45	393.18	276.21
Allowance for loan losses to nonacquired loans	1.35%	1.50	1.64%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	For the Three Months Ended
	March 31, 2015	December 31, 2014	March 31, 2014
Taxable Equivalent Yields/Rates
Interest income:
Loans	5.26%	5.37%	4.19%
Mortgage loans held for sale	3.63	4.32	4.48
Interest on securities:
Taxable	2.92	3.17	2.69
Non-taxable	5.80	5.73	6.25
Cash balances in other banks	0.36	0.26	0.24
Total interest earning assets	4.64	4.97	3.51
Interest expense:
Interest on deposits	0.49	0.46	0.45
Interest on FHLB & other borrowings	2.01	2.02	2.01
Total interest bearing liabilities	0.53	0.52	0.51
Net interest spread	4.11	4.45	3.00
Net interest margin	4.25%	4.58%	3.14%

	As of
	March 31, 2015	December 31, 2014
Shareholders’ Equity and Capital Ratios
Tier 1 Leverage Ratio	11.41%	10.68%
Tier 1 Common Capital Ratio	13.54	10.66
Tier 1 Risk -based Capital Ratio	13.54	10.66
Total Risk Based Capital Ratio	14.55	11.75
Equity / Assets	14.27	11.96
Tangible common equity to tangible assets	12.02%	9.50%
Book value per share	$18.24	$18.05
Tangible book value per share	$14.98	$13.96

	For the Three Months Ended
	March 31, 2015	March 31, 2014	Percentage Change
Detail of other noninterest expense
Salaries and employee benefits	$4,987	$2,996	66.46%
Commission-based compensation	796	306	160.13
Occupancy and equipment expense	836	436	91.74
Data processing expenses	425	289	47.06
Advertising and marketing expenses	173	76	127.63
Legal fees	167	62	169.35
FDIC insurance assessments	206	107	92.52
Accounting and audit expenses	223	95	134.74
Consulting and other professional expenses	105	35	200.00
Telecommunications expenses	128	62	106.45
ORE, Repo asset and other collection expenses	122	—	NM
Core deposit intangible amortization	111	—	NM
Other noninterest expense	1,011	417	142.45

Total noninterest expense	$9,290	$4,881	90.33%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	March 31, 2015	December 31, 2014
Non-GAAP Reconciliation
Total shareholders’ equity	$172,172	$136,161
Less: Intangible assets	30,560	30,591
Less: minority interest not included in intangible assets	232	305

Tangible common equity	$141,380	$105,265
Common shares outstanding at year or period end	9,438,541	7,541,541
Tangible book value per share	$14.98	$13.96

Total assets at end of period	$1,206,667	$1,138,426
Less: Intangible assets	30,560	30,591

Adjusted total assets at end of period	$1,176,107	$1,107,835
Tangible common equity to tangible assets	12.02%	9.50%

	For the Three Months Ended
	March 31, 2015	March 31, 2014
Non-GAAP Reconciliation
Total average shareholders’ equity	$139,618	$89,615
Less: Average intangible assets	30,553	—
Less: average minority interest not included in intangible assets	46	—

Average tangible common equity	$109,019	$89,615
Net income to common shareholders	1,921	1,043
Return on average tangible common equity (ROATCE)	7.15%	4.72%

Efficiency ratio:
Net interest income	$11,166	$5,549
Total noninterest income	1,764	967
Less: gain (loss) on sale of securities	—	—

Operating revenue	$12,930	$6,516

Expenses:
Total noninterest expenses	$9,290	$4,881

Efficiency ratio	71.85%	74.91%

Operating efficiency ratio:
Net interest income	$11,166	$5,549
Total noninterest income	1,764	967
Less: gain (loss) on sale of securities	—	—

Operating revenue	$12,930	$6,516

Expenses:
Total noninterest expenses	$9,290	$4,881
Less: merger expenses	32	8

Adjusted noninterest expenses	$9,258	$4,873

Operating efficiency ratio	71.60%	74.79%

NM—	Not meaningful
(1)	Excludes securities gains
(2)	Excludes merger related expenses
(3)	Percentage change calculated on actual (not rounded) values
(4)	Net income to common shareholders / average assets
(5)	Excludes CBI loans

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Balance Sheets

(In thousands, except share and per share data)

	March 31, 2015	December 31, 2014
Assets
Cash and due from banks	$15,696	$14,236
Interest-bearing deposits with banks	134,211	109,199

Cash and cash equivalents	149,907	123,435
Investment securities held to maturity	5,730	—
Investment securities available-for-sale	31,901	34,932
Other investments	5,844	5,421
Mortgage loans held-for-sale	13,804	9,329
Loans, net of unearned income	920,740	888,721
Less: allowance for loan losses	9,522	9,802

Loans, net	911,218	878,919
Premises and equipment, net	27,509	27,560
Accrued interest receivable	2,200	2,193
Bank owned life insurance	11,762	10,641
Other real estate	1,665	1,008
Deferred tax assets, net	11,472	11,444
Goodwill	28,914	28,834
Core deposit intangible, net	1,646	1,757
Other assets	3,095	2,953

Total assets	$1,206,667	$1,138,426

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing demand	$232,655	$217,643
Interest-bearing demand	158,512	154,816
Savings and money market	403,568	392,394
Time	205,482	206,207

Total deposits	1,000,217	971,060
Federal Home Loan Bank advances	22,000	22,000
Accrued interest payable	496	431
Other liabilities	11,782	8,774

Total liabilities	1,034,495	1,002,265

Commitments
Shareholders’ equity:
Preferred stock, 250,000 shares authorized, no shares issued or outstanding	—	—
Common stock, at March 31, 2015, $0.01 par value, 30,000,000 shares authorized and 9,438,541 shares issued and outstanding; at December 31, 2014, $0.01 par value, 12,500,000 shares authorized and 7,541,541 shares issued and outstanding	94	75
Additional paid-in capital	165,561	131,455
Accumulated deficit	(1,532)	(3,453)
Accumulated other comprehensive income	883	845

Total shareholders’ equity attributable to National Commerce Corporation	165,006	128,922
Noncontrolling interest	7,166	7,239

Total shareholders’ equity	172,172	136,161

Total liabilities and shareholders’ equity	$1,206,667	$1,138,426

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Statements of Earnings

(In thousands, except per share data)

	March 31, 2015	March 31, 2014
Interest and dividend income:
Interest and fees on loans	$11,792	$5,786
Interest and dividends on taxable investment securities	256	317
Interest on non-taxable investment securities	42	42
Interest on interest-bearing deposits and federal funds sold	103	63

Total interest income	12,193	6,208
Interest expense:
Interest on deposits	918	550
Interest on borrowings	109	109

Total interest expense	1,027	659

Net interest income	11,166	5,549
Provision for loan losses	161	—

Net interest income after provision for loan losses	11,005	5,549
Other income:
Service charges and fees on deposit accounts	267	166
Mortgage origination and fee income	1,271	705
Income from bank owned life insurance	79	60
Wealth management fees	19	14
(Loss) gain on other real estate	(13)	5
(Loss) gain on sale of investment securities available-for-sale	—	—
Other	141	17

Total other income	1,764	967

Other expense:
Salaries and employee benefits	4,987	2,996
Commission-based compensation	796	306
Occupancy and equipment	836	436
Core deposit intangible amortization	111	—
Other operating expense	2,560	1,143

Total other expense	9,290	4,881

Earnings before income taxes	3,479	1,635
Income tax expense	1,092	592

Net earnings	2,387	1,043
Less: Net earnings attributable to noncontrolling interest	466	—

Net earnings attributable to National Commerce Corporation	$1,921	$1,043

Basic earnings per common share	$0.25	$0.18
Diluted earnings per common share	$0.25	$0.18

NATIONAL COMMERCE CORPORATION

Average Balance Sheets & Net Interest Analysis

	For the Three Months Ended
(Dollars in thousands)	March 31, 2015			December 31, 2014			March 31, 2014
Interest earning assets	Average Balance	Interest Income/ Expense	Average Yield/Rate	Average Balance	Interest Income/ Expense	Average Yield/Rate	Average Balance	Interest Income/ Expense	Average Yield/Rate

Loans	$903,563	$11,709	5.26%	$748,373	$10,124	5.37%	$553,818	$5,720	4.19%
Mortgage loans held for sale	9,487	85	3.63	9,914	108	4.32	6,332	70	4.48
Securities:
Taxable securities	35,604	256	2.92	34,366	275	3.17	47,745	317	2.69
Tax-exempt securities	4,686	67	5.80	4,640	67	5.73	4,348	67	6.25
Cash balances in other banks	114,579	103	0.36	48,646	32	0.26	107,689	63	0.24

Total interest earning assets	1,067,919	$12,220	4.64	845,939	$10,606	4.97	719,932	$6,237	3.51

Non-interest earning assets	94,118			96,203			28,772

Total assets	$1,162,037			$942,142			$748,704

Interest bearing liabilities
Interest bearing transactions accounts	$159,706	$99	0.25%	$135,882	$96	0.28%	$113,991	$73	0.26%
Savings & money market deposits	391,321	377	0.39	330,459	309	0.37	282,099	254	0.37
Time deposits	209,016	442	0.86	161,368	329	0.81	103,273	223	0.88
Federal Home Loan Bank & other borrowed money	22,000	109	2.01	22,027	112	2.02	22,000	109	2.01

Total interest-bearing liabilities	782,043	$1,027	0.53	649,736	$846	0.52	521,363	$659	0.51

Non-interest bearing deposits	232,497			172,290			135,244

Total funding sources	1,014,540			822,026			656,607
Non-interest bearing liabilities	7,879			9,261			2,482
Shareholders’ equity	139,618			110,855			89,615

	$1,162,037			$942,142			$748,704

Net interest rate spread			4.11%			4.45%			3.00%
Net interest income/margin (Taxable equivalent)		11,193	4.25%		9,760	4.58%		5,578	3.14%
Tax equivalent adjustment		27			28			29

Net interest income/margin		$11,166	4.24%		$9,732	4.56%		$5,549	3.13%